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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2003
                                                         ----------------


                         FAIRPOINT COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                   333-56365                    13-3725229
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)               Number)                Identification No.)


      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 344-8150
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):

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Item 5. Other Events and Regulation FD Disclosure.

On March 24, 2003, FairPoint Communications, Inc. issued the press release attached hereto as exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

         *99.1 Press release issued March 24, 2003, entitled, "FairPoint Announces Solid Year End and Fourth Quarter Operating Results and Successful Debt Refinancing"

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* Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAIRPOINT COMMUNICATIONS, INC.

                                   By: /s/ Walter E. Leach, Jr.
                                       -----------------------------------------
                                       Name:  Walter E. Leach, Jr.
                                       Title: Senior Vice President and
                                              Chief Financial Officer


Date: March 25, 2003